Exhibit 32.4

CERTIFICATION

I, Janine K. Seebeck, Senior Vice President, Chief Financial Officer and Treasurer of Agilysys, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Amendment No. 1 to the Annual Report on Form 10-K of the Company for the annual period ended March 31, 2015 (the “Report”) fully complies (1) with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2016

By:	/s/ Janine K. Seebeck
Janine K. Seebeck
Senior Vice President, Chief Financial Officer,
and Treasurer